EXHIBIT 7(a)
                             REINSURANCE AGREEMENT

[THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN TERMS IN THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH AN ASTERISK [*] AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PUSRSUANT TO A CONFIDENTIAL TREATMENT REQUEST.]


                                AMENDMENT NO. 4

                                     to the

                     VARIABLE ANNUITY REINSURANCE AGREEMENT

                             Effective May 1, 2002

                                    Between

                      AMERITAS LIFE INSURANCE CORPORATION
                               ("CEDING COMPANY")
                               Lincoln, Nebraska

                                      and

                       ACE TEMPEST LIFE REINSURANCE LTD,
                                 ("REINSURER")
                               Hamilton, Bermuda

Effective May 1, 2010, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

o   Schedules B-2 is hereby replaced by the attached Schedules B-2.

AMERITAS LIFE INSURANCE CORPORATION

By:   /s/ Ronald L. Kuehn                 Attest: /s/ Dale Johnson
      -------------------------------            -------------------------------
Name:     Ronald L. Kuehn                 Name:       Dale Johnson
      -------------------------------            -------------------------------
Title:    2nd VP & Assoc Actuary          Title:      Corporate Actuary
      -------------------------------            -------------------------------
Date:     Sept 2, 2010                    Date:       10/26/2010
      -------------------------------            -------------------------------

ACE  TEMPEST  LIFE  REINSURANCE  LTD.

By:   /s/ Huan Tseng                      Attest: /s/ Scott Selkirk
      -------------------------------            -------------------------------
Name:     Huan Tseng                      Name:       Scott Selkirk
      -------------------------------            -------------------------------
Title:    SVP & Chief Pricing Officer     Title:      VP and Life Actuary
      -------------------------------            -------------------------------
Date:     Aug 30, 2010                    Date:       Aug 30, 2010
      -------------------------------            -------------------------------

                                  SCHEDULE B-2
                                  ------------

Investment Funds under CONTRACT TYPES Reinsured under this Agreement

                                                                    CUSIP
AIM
     VIF Dynamics                                                   8892473
     VI Intnl Growth Series I                                       892507
     VI Global Real Estate Series I                                 8892523
Alger
     Amer Bal CL-0                                                  15544208
American Century
     VP Inc & Growth                                                24936601
     VP MidCap Value Class I                                        24936742
Calvert
     Calvert VP SRI Strategic Portfolio                             131647869
     Calvert VP Money Market Portfolio                              131647828
     Calvert VP Mid Cap Value Portfolio                             131647810
     Calvert VP Small Cap Growth Portfolio                          131647885
     Calvert VP Income Portfolio                                    131647778
     Calvert VP SRI Balanced Portfolio                              131647208
     Calvert VP SRI Equity Portfolio                                131647786
     Calvert VP SRI Mid Cap Growth Portfolio                        131647307
     Calvert VP Barclays Capital Aggregate Bond Index Portfolio     866167505
     Calvert VP EAFE International Index Portfolio                  866167695
     Calvert VP Inflation Protected Plus Portfolio                  866167620
     Calvert VP Lifestyle Aggressive Portfolio                      866167612
     Calvert VP Lifestyle Conservative Portfolio                    866167638
     Calvert VP Lifestyle Moderate Portfolio                        866167653
     Calvert VP Nasdaq 100 Index Portfolio                          866167810
     Calvert VP Natural Resources Portfolio                         866167646
     Calvert VP Russell 2000 Small Cap Index Portfolio              866167794
     Calvert VP S&P 500 Index Portfolio                             866167109
     Calvert VP S&P MidCap 400 Index Portfolio                      866167208
     Calvert VP SRI Large Cap Value Portfolio                       866167307
Dreyfus
     Stock-Srv Shr                                                  26202A728
DWS Scudder
     Dreman Sml Mid VI VIP Cls A                                    23338H750
     Global Thematic VIP Class A                                    23338H701
Fidelity
     Equity Inc-SCII                                                922174859
     Growth-SCII                                                    922174867
     High Inc-SCII                                                  922174842
     Overseas-SCII                                                  922174875
     Asset Mgr-SCII                                                 922175872
     Invest Grd Bd-II                                               922175880
     Contra-SCII                                                    922175849

     Asst Mgr Gr-SCII                                               922175864
     MidCap-SC2                                                     922176805
MFS
     Utilities Series IC                                            55273F605
     Strategic Inc IC                                               55273F803
     New Discovery IC                                               55273F845
     VIT Total Rtrn Series IC                                       55273F506
     VIT Int. Research IC                                           55273F639
Morgan Stanley
     Emerg Mrkt Eqty                                                91359U836
     Glob Value Eqty (eff 6/1/10 Van Kampen Glb Val Eq - 00888X716) 91359U778
     Internal Magnum                                                91359U760
     US Real Estate                                                 91359U794
Neuberger Berman
     AMT Regency                                                    641222708
PIMCO
     Total Return-Admin Class                                       693394405
T. Rowe Price
     Blue Chip Growth Port II                                       77954T878
Third Avenue
     Var Ann Trust                                                  884117102

FIXED ACCOUNT
LOANED AMOUNT

                                AMENDMENT NO. 3

                                     to the

                     VARIABLE ANNUITY REINSURANCE AGREEMENT

                             Effective May 1, 2002

                                    Between
                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               ("CEDING COMPANY')
                               Lincoln, Nebraska
                                      and

                       ACE TEMPEST LIFE REINSURANCE LTD.
                                 ("REINSURER")
                               Hamilton, Bermuda

Effective May 1, 2007, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

o The CEDING COMPANY is will be renamed AMERITAS LIFE INSURANCE CORPORATION as per the attached cover page.
o    Article XV Section D, is hereby added by the attached Article XV Section D.
o    Article XVII - Notices, is hereby replaced by the attached Article XVII.
o Schedules B-1, B-2, and D are hereby replaced by the attached Schedules B-1, B-2, and D.

AMERITAS LIFE INSURANCE CORPORATION

By:   /s/ Russell J. Wiltgen              Attest: /s/ Ronald L. Kuehn
      -------------------------------            -------------------------------
Name:     Russell J. Wiltgen              Name:       Ronald L. Kuehn
      -------------------------------            -------------------------------
Title:    VP                              Title:      2nd VP & Assoc Actuary
      -------------------------------            -------------------------------
Date:     6/27/08                         Date:       6/27/08
      -------------------------------            -------------------------------

ACE TEMPEST LIFE REINSURANCE LTD.

By:   /s/ Huan Tseng                      Attest: /s/ Scott Selkirk
      -------------------------------            -------------------------------
Name:     Huan Tseng                      Name:       Scott Selkirk
      -------------------------------            -------------------------------
Title:    SVP & Chief Pricing Officer     Title:      AVP and Life Actuary
      -------------------------------            -------------------------------
Date:     May 20, 2008                    Date:       May 20, 2008
      -------------------------------            -------------------------------

                     VARIABLE ANNUITY REINSURANCE AGREEMENT



                                 This Agreement

                               is by and between

                      AMERITAS LIFE INSURANCE CORPORATION
                               ("CEDING COMPANY")
                               Lincoln, Nebraska

                                      and

                       ACE TEMPEST LIFE REINSURANCE LTD.
                                 ("REINSURER")
                               Hamilton, Bermuda

ARTICLE XV - MISCELLANEOUS
--------------------------

D. The REINSURER will reimburse the CEDING COMPANY for United States Federal Excise Tax assessed and paid on this Agreement for the REINSURER's quota share of the business, as described in Schedule E, but in no event will the reimbursement be greater than [*} of the reinsurance premium paid on this Agreement. Such reimbursement will be made on the first MONTHLY VALUATION DATE that coincides with a REINSURANCE PREMIUM DUE DATE and that falls at least ten (10) BUSINESS DAYs after notice of the tax payment is received by the REINSURER. The CEDING COMPANY will be responsible for the timely payment of Federal Excise Tax and for the filing of all required tax, information returns or filings with the Internal Revenue Service with respect to this Agreement.

ARTICLE XVII - NOTICES
----------------------

A All notices required to be given hereunder shall be in writing and shall be deemed delivered if personally delivered, sent via reputable overnight carrier, facsimile with proof of successful transmission, or dispatched by certified or registered mail, return receipt requested, postage prepaid, addressed to the parties as follows:

     Ameritas Life Insurance Corporation
     P.O. Box 82550
     Lincoln, NE 68501-2550
     Attention: Ronald L. Kuehn
     Phone: (402) 467-7780
     Fax: (402) 325-4180

     Chief Financial Officer
     ACE Tempest Life Reinsurance Ltd.
     The ACE Tempest Re Building
     30 Woodbourne Avenue
     Hamilton, HM 08 Bermuda
     Phone: (441) 292-2603
     Fax: (441) 295-2888

B. Notice shall be deemed given on the date it is received in accordance with the foregoing. Any party may change the address to which to send notices by notifying the other party of such change of address in writing in accordance with the foregoing.

                                  SCHEDULE B-1
                                  ------------

                 CONTRACT TYPES reinsured under this Agreement

Contract Description                    Form Number          Issue Dates
--------------------                    -----------          -----------

Ameritas Variable Life Insurance Company
Medley                                  4888                 May 1, 2002 - April 30, 2007*

Benefit Rider Forms with Medley
Value+ Option                           VP 4901              May 1, 2002 - April 30, 2007
GMDB - Periodic Step-Up                 GMDB 4902 Rev. 2-01  May 1, 2002 - April 30, 2007
GMDB - 5% Roll-Up                       GMDB 4903            May 1, 2002 - April 30, 2007
GMDB "Greater of"                       GMDB 4904            May 1, 2002 - April 30, 2007
EEB - Estate Protection Benefit         EPB 4901             May 1, 2002 - April 30, 2007
EEB - Expanded Estate
      Protection Benefit                EEPB 4902            May 1, 2002 - April 30, 2007

* An inforce Medley policy which elected the EPB 4901 or the EEPB 4902 riders within 60 days of the introduction of the riders (or state approval if later) will be covered under this treaty.

Ameritas Life Insurance Corporation
Medley                                  4888                 May 1, 2007

Benefit Rider Forms with Medley
Value+ Option                           VP 4901              May 1, 2007 - November 4, 2007
GMDB - Periodic Step-Up                 GMDB 4902            May 1, 2007
GMDB - 5% Roll-Up                       GMDB 4903            May 1, 2007
GMDB - "Greater of"                     GMDB 4904            May 1, 2007
EEB - Estate Protection Benefit         EPB 4901             May 1, 2007
EEB - Expanded Estate
      Protection Benefit                EEPB 4902            May 1, 2007

Only policies that have elcted either the Value+ Option in conjunction with a GMDB Type and/or an EEB Type will be covered under this reinsurance agreement. Value+ Option is fully defined in the prospectuses and contracts.

                                  SCHEDULE B-2
                                  ------------

Investment Funds under CONTRACT TYPES Reinsured under this Agreement

FIXED ACCOUNT
LOANED AMOUNT

AIM
 AIM VI International Growth, Series I (5/1/08)
ALGER - referred to as ALGER Class 0 (5/1/04)
 Alger American Balanced
 Alger American Leveraged AllCap - merged into Ameritas Income & Growth 11/1/05) AMERICAN CENTURY
 VP Income & Growth
 VP Mid Cap Value Fund, Class I (5/1/08)
AMERITAS PORTFOLIOS
 Ameritas Core Strategies - added (11/1/03)
 Ameritas Emerging Growth - merged into Core Strategies (10/30/03)
 Ameritas Growth - merged into Ameritas Income & Growth (11/1/05)
 Ameritas Growth With Income - merged into Core Strategies (10/30/03)
 Ameritas Income & Growth - subadvisor changed to Summit (6/8/07)
 Ameritas Index 500
 Ameritas MidCap Growth - renamed Ameritas Focused MidCap Value (5/01/03) Ameritas Money Market
 Ameritas Research - merged into Core Strategies (10/30/03)
 Ameritas Select - renamed Focused Mid-Cap Value (5/1/06)
 Ameritas Small Capitalization - renamed Ameritas Small Cap (12/10/04)
 Ameritas Small Company Equity
CALVERT PORTFOLIOS
 CVS Income
 CVS Social Balanced
 CVS Social Equity
 CVS Social International Equity
 CVS Social Mid Cap Growth - closed to new money (5/1/08)
 CVS Social Small Cap Growth - merged into the Calvert Mid Cap Growth (9/27/07) DREYFUS
 MidCap Stock - Service Shares (11/1/02)
DWS
 Dreman Small Mid Value VIP, Class A (5/1/08)
 Global Thematic VIP, Class A (5/1/08)

FIDELITY (Service Class 2 for Medley)
 VIP Asset Manager
 VIP Asset Manager: Growth
 VIP Contrafund
 VIP Equity-Income
 VIP Growth
 VIP High Income
 VIP Investment Grade Bond
 VIP Overseas
INVESCO FUNDS
 VIF- Dynamics - renamed AIM V.I. Dynamics - Series I (5/1/05)
MFS
 New Discovery - renamed New Discovery - Initial Class (11/1/05)
 Global Governments - renamed Global Governments - Initial Class (11/1/05) Research International Initial Class (5/1/08)
 Total Return, Initial Class (5/1/08)
 Utilities - renamed Utilities - Initial Class (11/1/05)
MORGAN STANLEY - referred to as VAN KAMPEN (5/1/03)
 Emerging Markets Equity - renamed Emerging Markets Equity - Class I (5/1/03) Global Value Equity - renamed Global Value Equity - Class I (5/1/03) International - renamed International Magnum - Class I (5/1/03)
 U.S. Real Estate - renamed U.S. Real Estate - Class I (5/1/03)
NEUBERGER BERMAN
 AMT Regency, Class I (5/1/08)
SALOMON BROTHERS
 Variable Capital renamed Variable All Cap (5/1/03); merged into Ameritas
     Income & Growth (11/1/05)
SUMMIT PINNACLE SERIES - referred to as SUMMIT (5/1/06)
 Bond Portfolio (5/1/08)
 Inflation Protected Plus (5/1/08)
 International Index (5/1/08)
 Lifestyle ETF Market Strategy Aggressive (5/1/08)
 Lifestyle ETF Market Strategy Conservative (5/1/08)
 Lifestyle EFT Market Strategy Target (5/1/08)
 Nasdaq - 100 Index
 Natural Resources (5/1/08)
 Russell 2000 Small Cap Index
 S&P MidCap 400 Index
THIRD AVENUE
 Third Avenue Value
T. ROWE PRICE
 Blue Chip Growth II (5/1/08)

                                   SCHEDULE D
                                   ----------

                            REINSURANCE PREMIUM RATE

The Annual REINSURANCE PREMIUM RATE is expressed below in basis points (0.0001):

--------------------------------------------------------------------------------
       BENEFIT Type                Issue Ages           Annual Reinsurance
                                                    Premium Rate (basis points)
------------------------------ -------------------- ----------------------------
------------------------------ -------------------- -------------- -------------
                                                    Inactive or     Activated
                                                    No GLWB           GLWB
------------------------------ -------------------- -------------- -------------
   "Periodic Step-Up" GMDB            0-70               [*]           [*]
------------------------------ -------------------- -------------- -------------
       "5% Roll-up" GMDB              0-70               [*]           [*]
------------------------------ -------------------- -------------- -------------
       "Greater of" GMDB              0-70               [*]           [*]
------------------------------ -------------------- -------------- -------------
------------------------------ -------------------- -------------- -------------
"Periodic Step-Up" GMDB with
EPB Rider                             0-70               [*]           [*]
------------------------------ -------------------- -------------- -------------
"5% Roll-up" GMDB with EPB
Rider                                 0-70               [*]           [*]
------------------------------ -------------------- -------------- -------------
"Greater of" GMDB with EPB
Rider                                 0-70               [*]           [*]
------------------------------ -------------------- -------------- -------------
------------------------------ -------------------- -------------- -------------
"Periodic Step-Up" GMDB with
EEPB Rider                            0-70               [*]           [*]
------------------------------ -------------------- -------------- -------------
"5% Roll-up" GMDB with EEPB
Rider                                 0-70               [*]           [*]
------------------------------ -------------------- -------------- -------------
"Greater of" GMDB with EEPB
Rider                                 0-70               [*]           [*]
------------------------------ -------------------- -------------- -------------
------------------------------ -------------------- ----------------------------
         EPB Rider                    0-70                       [*]
------------------------------ -------------------- ----------------------------
         EPB Rider                   78-80                       [*]
------------------------------ -------------------- ----------------------------
------------------------------ -------------------- ----------------------------
        EEPB Rider                    0-70                       [*]
------------------------------ -------------------- ----------------------------
        EEPB Rider                   78-80                       [*]
------------------------------ -------------------- ----------------------------

Subject to the terms and conditions of this Agreement, the REINSURANCE PREMIUM RATE is guaranteed for all ACTIVE CONTRACTS reinsured under this Agreement.

                       Novation to Reinsurance Agreement
                       ---------------------------------

WHEREAS, Ameritas Variable Life Insurance Company ("AVLIC") and ACE Tempest Life Reinsurance LTD. ("Reinsurer"), are parties to a reinsurance agreement ("Reinsurance Agreement"), whereby Reinsurer reinsures AVLIC in accordance with the terms of the Reinsurance Agreement, which is identified on Exhibit "A", attached hereto and incorporated herein; and

WHEREAS, AVLIC is merging into its parent, Ameritas Life Insurance Corp. ("Ameritas") with Ameritas as the surviving company and with the closing of the merger (the "Merger") scheduled to occur after the close of business on April 30, 2007;

It is therefore agreed:

1. Substitution of Party - The Reinsurance Agreement is amended to provide for Ameritas to act as the reinsured party in substitution of AVLIC.

2. Performance of Duties, Assumption of Rights - Ameritas hereby assumes and agrees to perform the duties previously performed by AVLIC under the Reinsurance Agreement and hereby assumes the rights previously held by AVLIC under the ACE Tempest Life Reinsurance LTD., hereby accepts Ameritas' agreement and assumption of such duties and rights and accepts the substitution of Ameritas for AVLIC under the Reinsurance Agreement.

3. Effective Date - This Novation shall take effect as of the actual closing date of the Merger, and such effectiveness is conditioned upon the closing of the Merger. Ameritas will notify the other parties hereto of any change in the scheduled closing date and of the actual closing date.

In witness whereof the parties have signed this instrument.

Executed this 9th day of April , 2007.

                    Ameritas Variable Life Insurance Company

                    By:   /s/ Marty L. Johnson
                          ------------------------------------------------------
                    Print:    Marty L. Johnson
                          ------------------------------------------------------
                    Title:    Asst. Vice President Individual Policy Processing
                          ------------------------------------------------------
                    Date:     4/9/07
                          ------------------------------------------------------

                    Ameritas Life Insurance Corp.

                    By:   /s/ Robert G. Lange
                          ------------------------------------------------------
                    Print:    Robert G. Lange
                          ------------------------------------------------------
                    Title:    Vice President and Asst. Sec.
                          ------------------------------------------------------
                    Date:     April 9, 2007
                          ------------------------------------------------------


                    ACE Tempest Life Reinsurance LTD.

                    By:   /s/ Huan Tseng
                          ------------------------------------------------------
                    Print:    Huan Tseng
                          ------------------------------------------------------
                    Title:    SVP and Chief Pricing Officer
                          ------------------------------------------------------
                    Date:     April 27, 2007
                          ------------------------------------------------------

                                   EXHIBIT A
                                   ---------

                                Reinsurance
Cedant                    Reinsurer          Agreement Number    Effective Date
------                    ---------          ----------------    --------------
Ameritas Variable Life    ACE Tempest Life          N/A            May 1, 2002
Insurance Company         Reinsurance LTD.

                                 AMENDMENT NO.2
                                     to the

                     VARIABLE ANNUITY REINSURANCE AGREEMENT

                             Effective May 1, 2002

                                     Between

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")
                                Lincoln, Nebraska

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")
                                Hamilton, Bermuda

Effective May 1, 2006, thi sAmendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

o    Article III Section C, is hereby replaced by the attached Article III
     Section C.

AMERITAS VARIABLE LIFE INSURANCE COMPANY

By:    /s/ Marty Johnson               Attest:  /s/ Ronald L. Kuehn
      --------------------------------          ------------------------------
Title:      VP                         Title:       2nd VP & Assoc Actuary
      --------------------------------          ------------------------------
Date:       6/30/06                    Date         6/30/06
      --------------------------------          ------------------------------

ACE TEMPEST LIFE REINSURANCE LTD.

By:   /s/ Ari Lindner                   Attest:  /s/ Huan Tseng
      --------------------------------          ------------------------------
Title:    President                     Title:       VP and Life Actuary
      --------------------------------          ------------------------------
Date:     June 20, 2006                  Date        June 20, 2006
      --------------------------------          ------------------------------

ARTICLE III - EFFECTIVE DATE, BUSINESS COVERED, TERM AND TERMINATION

C. Business covered by this Agreement does not include new VARIABLE ANNUITY CONTRACTS issued by the CEDING COMPANY on and after the earlier of (i) 11:59 p.m. Eastern Standard Time, on April 30, 2008 or (ii) the date that cumulative RETAIL ANNUITY PREMIUMS paid on ACTIVE CONTRACTS exceed the limit provided in schedule C-2.

                                 AMENDMENT NO. 1

                                     to the

                     VARIABLE ANNUITY REINSURANCE AGREEMENT

                             Effective May 1, 2002

                                     Between

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")
                                Lincoln, Nebraska

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")
                                Hamilton, Bermuda

Effective May 1, 2002, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

o    Article III Section C, is hereby replaced by the attached Article III
     Section C
o    Article XVI - Governing Law, is hereby replaced by the attached Article
     XVI
o    Schedule A-1, is hereby replaced by the attached Schedule A-1.
o    Schedule B-1, is hereby replaced by the attached Schedule B-1.
o    Schedule B-2, is hereby replaced by the attached Schedule B-2.

AMERITAS VARIABLE LIFE INSURANCE COMPANY

By:    /s/  Russell Wiltgen            Attest:  /s/ Marty L. Johnson
      --------------------------------          ------------------------------
Title:      VP-Ind Prod Mgmt           Title:       VP-Ind Policy Processing
      --------------------------------          ------------------------------
Date:       5/5/03                     Date         5/5/04
      --------------------------------          ------------------------------

ACE TEMPEST LIFE REINSURANCE LTD.

By:   /s/ Ari Lindner                   Attest:  /s/  Henry Yi
      --------------------------------          ------------------------------
Title:    SVP and Chief Life Officer    Title:       AVP & Life Actuary
      --------------------------------          ------------------------------
Date:     April 19, 2004                Date         Apr 19, 2004
      --------------------------------          ------------------------------

ARTICLE III - EFFECTIVE DATE, BUSINESS COVERED, TERM AND TERMINATION

C. Business covered by this Agreement does not include new VARIABLE ANNUITY CONTRACTS issued by the CEDING COMPANY on and after the earlier of (i) 11:59 p.m. Eastern Standard Time, on April 30, 2006 or (ii) the date that cumulative RETAIL ANNUITY PREMIUMS paid on ACTIVE CONTRACTS exceed the limit provided in schedule C-2.

ARTICLE XVI - GOVERNING LAW

This Agreement shall be goverened by and construed in accordance with the laws of the state of Nebraska.

                                  SCHEDULE A-1
                                  ------------

           Description of Guaranteed Minimum Death Benefit (GMDB), Earnings Enhancement
                                           Benefit (EEB)
                          for CONTRACT TYPES listed in Schedule B-1
"Periodic Step-Up" GMDB           Annual ratchet GMDB frozen at the contract anniversary nearest the owner's 80th birthday. GMDB for attained ages 80-40 is the
                                  GMDB on the contract anniversary nearest the owner's 80th
                                  birthday adjusted for subsequent premiums and withdrawals.
                                  GMDB after the contract anniversary nearest the owenr's 85th birthday is the standard death benefit (Return of Premium or
                                  Account Value, if greater). GMDB is reduced proportionally
                                  (based on Account Value) for any partial withdrawals.

"5% Roll-up" GMDB                 5% roll-up GMDB (limited to 200% of premiums minus
                                  adjustments for partial surrenders) frozen at the contract anniversary nearest the owner's 80th birthday. GMDB for
                                  attained ages 80-40 is the GMDB on the contract anniversary nearest the owner's 80th birthday adjusted for subsequent
                                  premiums and withdrawals. GMDB after the contract
                                  anniversary rearest the owner's 85th birthday is the standard death benefit (Return of Premium or Account Value, if greater).
                                  GMDB is reduced proportionally (based on Account Value) for any partial withdrawals.

"Greater of" GMDB                 Greater of annual ratchet GMDB frozen at the contract
                                  anniversary nearest the owner's 80th birthday and 5% roll-up
                                  GMDB (limited to 200% of premiums minus adjustments for
                                  partial surrenders) frozen at the contract aniversary nearest the owner's 80th birthday. GMDB for attained ages 80-84 is the
                                  GMDB on the contract anniversary nearest the owner's 80th
                                  birthday adjusted for subsequent premiums withdrawals. GMDB after the contract anniversary nearest the owner's 85th birthday is the standard death benefit (Return of Premium or Account
                                  Value, if greater). GMDB is reduced proportionally (based on
                                  Account Value) for any partial withdrawals.

"Estate Protection Benefit"       40% of fund growth. Claim is limited to 40% of net purchase
EEB                               payments. This benefit includes a "low water mark" feature under which the value of "net premiums" for the purpose of the claim calculation is reset annually to the lower of the account value on the policy anniversary and the actual net premiums.

"Expanded Estate Protection       40% of fund growth plus transfer percentage multiplied by
Benefit" EEB                      transfer premium. Transfer percentage differs by years since receipt of transfer premium (starts at 4% in year 1 and increases by 4% each year to a maximum of 20% in years 5+). Claim is limited to 40% of net purchase payments. This benefit includes a
                                  "low water mark" feature under which the value of "net
                                  permiums" for the purpose of the claim calculation is reset annually to the lower of the account value on the policy
                                  anniversary and the actual net premiums.

GMDB and EEB benefits are fully defined in the prospectus and related materials.

                                  SCHEDULE B-1
                                  ------------

                 CONTRACT TYPES reinsured under this Agreement

Contract Description               Form Number          Issue Dates
--------------------               -----------          -----------

Ameritas Variable Life Insurance Company
 Medley                            4888                 May 1, 2002*
      Benefit Rider Forms with Medley
Value+ Option                      VP 4901              May 1, 2002
GMDB - Periodic Step-Up            GMDB 4902 Rev. 2-01  May 1, 2002
GMDB - 5% Roll-Up                  GMDB 4903            May 1, 2002
GMDB - "Greater of"                GMDB 4904            May 1, 2002
EEB - Estate Protection Benefit    EPB 4901             May 1, 2002
EEB - Expanded Estate
       Protection Benefit          EEPB 4902            May 1, 2002


* An inforce Medley policy which elected the EPB 4901 or the EEPB 4902 riders within 60 days of the introduction of the riders (or state approval if later) will be covered under this treaty.

Only policies that have elected either the Value+ Option in conjunction with a GMDB Type and/or an EEB Type will be covered under this reinsurance agreement. Value+ Option is fully defined in the prospectuses and contracts.

                                  SCHEDULE B-2
                                  ------------

Investment Funds under CONTRACT TYPES Reinsured under this Agreement

FIXED ACCOUNT
LOANED AMOUNT
ALGER
  Alger American Balanced
  Alger American Leveraged AllCap
AMERICAN CENTURY
  VP Income & Growth
AMERITAS PORTOLIOS
  Ameritas Core Strategies               effective 11/1/03
  Ameritas Emerging Growth               discontinued 10/30/03
  Ameritas Growth
  Ameritas Growth With Income            discontinued 10/30/03
  Ameritas Income & Growth
  Ameritas Index 500
  Ameritas MidCap Growth
  Ameritas Money Market
  Ameritas Research                      discontinued 10/30/03
  Ameritas Select
  Ameritas Small Capitalization
  Ameritas Small Company Equity
CALVERT PORTFOLIOS
  CVS Income
  CVS Social Balanced
  CVS Social Equity
  CVS Social International Equity
  CVS Social Mid Cap Growth
  CVS Social Small Cap Growth
DREYFUS
  MidCap Stock - Service Shares          effective 11/1/02
FIDELITY (Service Class 2)
  VIP Asset Manger
  VIP Asset Manager: Growth
  VIP Contrafund
  VIP Equity-Income
  VIP Growth
  VIP High Income
  VIP Investment Grade Bond
  VIP Overseas
INVESCO FUNDS
  VIF - Dynamics
MFS
  New Discovery
  Strategic Income
  Utilities

MORGAN STANLEY -                referred to as VAN KAMPEN  effective 5/1/03
  Emerging Markets Equity - renamed Emerging Markets Equity - Class I effective 5/1/03
  Global Value Equity     - renamed Global Value Equity - Class I     effective 5/1/03
  International Magnum    - renamed International Magnum - Class I    effective 5/1/03
  U.S. Real Estate        - renamed U.S. Real Estate - Class I        effective 5/1/03
SALOMON BROTHERS
  Variable Capital          - renamed Variable All Cap effective 5/1/03
SUMMIT PINNACLE SERIES
  Nasdaq-100 Index
  Russell 2000 Small Cap Index
  S&P MidCap 400 Index
THIRD AVENUE
  Third Avenue Value

                    VARIABLE ANNUITY REINSURANCE AGREEMENT

                                 This Agreement

                                is by and between

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")
                                Lincoln, Nebraska

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")
                                Hamilton, Bermuda

                               TABLE OF CONTENTS
                               -----------------
                                                            ARTICLE       PAGE
                                                            -------       ----
     Access to Records                                          IX         11
     Arbitration                                              XIII         13
     Automatic Provisions                                       IV         8
     Confidentiality                                            IX         11
     Currency                                                   XI         12
     Definitions                                                 I         3
     Effective Date, Term, and Termination                     III         6
     Insolvency                                                XII         12
     Litigation                                               VIII         11
     Miscellaneous                                              XV         14
     Governing Law                                             XVI         15
     Notices                                                  XVII         15
     Offset                                                    XIV         14
     Parties to the Agreement                                   II         6
     Premium Accounting                                          V         9
     Reinsurance Claim Settlement                               VI         10
     Reserves                                                  VII         10
     Unintentional Errors, Misunderstandings, or Omissions       X         12


                                    SCHEDULES
                                    ---------
A-1 Description of Guaranteed Minimum Death Benefit (GMDB) and Earnings
    Enhancement Benefit (EEB) for CONTRACT TYPES listed in Schedule B-1 B-1 CONTRACT TYPES Reinsured Under this Agreement
B-2 Investment Funds Under CONTRACT TYPES Reinsured Under this Reinsurance
    Agreement
C-1 Limits and Rules of CEDING COMPANY
C-2 Limits and Rules of REINSURER
D   REINSURANCE PREMIUM RATE
E   REINSURER'S Quota Share
F   Monthly Reporting Format and Data Requirements

ARTICLE I - DEFINITIONS
-----------------------
A.       DURATION OF AGREEMENT:

EFFECTIVE DATE means May 1, 2002.

BUSINESS DAY means any day that securities are traded on the New York Stock Exchange.

MONTHLY VALUATION DATE means the last BUSINESS DAY of any month.

TERMINATION DATE means the date the last ACTIVE CONTRACT is terminated due to death, lapse, surrender, the annuitant reaching the maximum annuitization age, annuitization or some other valid contingency.

B.       CONTRACT DEFINITIONS:

VARIABLE ANNUITY CONTRACT means a written annuity contract issued by the CEDING COMPANY to a contract owner under which CEDING COMPANY agrees to provide specified benefits in accordance with specified terms and conditions.

ACTIVE CONTRACT means a VARIABLE ANNUITY CONTRACT, other than an EXCLUDED CONTRACT, which is in effect, which has not been terminated due to death, lapse, surrender, the annuitant's reaching the maximum annuitization age, or some other valid contingency, and which has not been annuitized.

EXCLUDED CONTRACT means any VARIABLE ANNUITY CONTRACT that has

(a) a GMDB and/or EEB provision that is suspended due to a change in owner or annuitant, or

(b) not elected either the Value+ Option in combination with a GMDB Type and/or an EEB Type indentified in Schedule B-1;

provided, however, that any EXCLUDED CONTRACT shall be treated as such only on and after the date as of which it satisfies any of the conditions identified as (a) or (b), above.

RETAIL ANNUITY PREMIUMS means contributions made in accordance with the provisions of any VARIABLE ANNUITY CONTRACT by or on behalf of its owner, whether referred to as purchase payments, premiums, deposits or otherwise, in amounts not in excess of the limit provided in Schedule C-1.

CONTRACT TYPE means any one of the VARIABLE ANNUITY CONTRACT forms specified in Schedule B-1.

GMDB TYPE means any one of the Guaranteed Minimum Death Benefits specified in the VARIABLE ANNUITY CONTRACTS and described in Schedule A-1.

EEB TYPE means any one of the Estate Protection Benefits specified in the VARIABLE ANNUITY CONTRACTS and described in Schedule A-1.

C.       REINSURANCE PREMIUM DEFINITIONS:

ACCOUNT VALUE means, for each VARIABLE ANNUITY CONTRACT, the sum of the invested assets in the investment funds shown in Schedule B-2.

REINSURED ACCOUNT VALUE means the ACCOUNT VALUE multiplied by the REINSURER'S Quota Share, as shown in Schedule E.

REINSURANCE PREMIUM RATE means the premium rate provided in Schedule D, for each CONTRACT TYPE.

MONTHLY REINSURANCE PREMIUM RATE means the REINSURANCE PREMIUM RATE divided by
12.

MONTHLY REINSURANCE PREMIUM means the sum, for all ACTIVE CONTRACTS reinsured under this Agreement, of the product of (i) the MONTHLY REINSURANCE PREMIUM RATE and (ii) the average of (a) the REINSURED ACCOUNT VALUE as of the current month's MONTHLY VALUATION DATE and (b) the REINSURED ACCOUNT VALUE as of the previous month's MONTHLY VALUATION DATE. If this calculation produces a figure smaller than the MINIMUM MONTHLY REINSURANCE PREMIUM, then the MONTHLY REINSURANCE PREMIUM shall be the MINIMUM MONTHLY REINSURANCE PREMIUM.

MINIMUM MONTHLY REINSURANCE PREMIUM means [*].

REINSURANCE PREMIUM DUE DATE means the MONTHLY VALUATION DATE.

REMITTANCE DATE means the MONTHLY VALUATION DATE following the REINSURANCE PREMIUM DUE DATE.

D. REINSURANCE CLAIM DEFINITIONS:

GMDB AMOUNT means, in accordance with each VARIABLE ANNUITY CONTRACT, the CEDING COMPANY'S contractually determined minimum amount payable on the death of the owner.

EEB NET AMOUNT AT RISK means, in accordance with the Medley VARIABLE ANNUITY CONTRACT, the CEDING COMPANY'S contractually determined amount in excess of the ACCOUNT VALUE payable upon death of the owner in accordance with the Medley VARIABLE ANNUITY CONTRACT.

REINSURED GMDB AMOUNT means, for each ACTIVE CONTRACT, the product of the GMDB AMOUNT and the REINSURER'S Quota Share, determined in accordance with Schedule E.

REINSURED EEB NET AMOUNT AT RISK means, for each ACTIVE CONTRACT, the product of the EEB NET AMOUNT AT RISK and the REINSURER'S Quota Share, determined in accordance with Schedule E.

GMDB CLAIM means the excess of the REINSURED GMDB AMOUNT over the REINSURED ACCOUNT VALUE, if a positive value, as of the date that CEDING COMPANY calculates the GMDB AMOUNT under the terms of the applicable CONTRACT TYPE.

EEB CLAIM means the REINSURED EEB NET AMOUNT AT RISK, if a positive value, as of the date that CEDING COMPANY calculates the EEB NET AMOUNT AT RISK under the terms of the applicable CONTRACT TYPE.

REIMBURSEMENT DATE means 30 days after the later of the REMITTANCE DATE or the date that REINSURER receives a request for claim reimbursement from the CEDING COMPANY.

ANNUAL REINSURANCE CLAIMS means the sum of all GMDB CLAIMS plus EEB CLAIMS in any calendar year.

ANNUAL AGGREGATE CLAIM LIMIT means the limit, applicable for each calendar year, upon ANNUAL REINSURANCE CLAIMS under this Agreement, calculated by multiplying
(a)[*] by (b) the ANNUAL AVERAGE REINSURED ACCOUNT VALUE.

ANNUAL AVERAGE REINSURED ACCOUNT VALUE means the sum of the MONTHLY AVERAGE REINSURED ACCOUNT VALUES divided by the number of months that reinsurance is effective under this Agreement during any calendar year.

MONTHLY AVERAGE REINSURED ACCOUNT VALUE means, for any calendar month, the average of the REINSURED ACCOUNT VALUE as of the previous calendar month's MONTHLY VALUATION DATE and the REINSURED ACCOUNT VALUE as of the current month's MONTHLY VALUATION DATE.

PER LIFE CLAIM LIMIT means the maximum reinsurance claim liability (the sum of GMDB CLAIM plus EEB CLAIM) on any single life, which shall be equal to [*] multiplied by the REINSURER'S Quota Share, determined in accordance with Schedule E.

ARTICLE II - PARTIES TO THE AGREEMENT
-------------------------------------
This Agreement shall be binding upon and shall inure solely to the benefit of the CEDING COMPANY and the REINSURER, and their respective successors and permitted assignees. Nothing in this Agreement in any manner is intended to create or shall create any obligations as to or rights against the REINSURER or establish any legal relationship between the REINSURER and any third party or any persons not party to this Agreement, including without limitation, annuitants, contract owners, certificate owners, beneficiaries, applicants or assignees under any VARIABLE ANNUITY CONTRACT covered by this Agreement, except as provided in the Insolvency Article.

ARTICLE III - EFFECTIVE DATE, BUSINESS COVERED, TERM AND TERMINATION
--------------------------------------------------------------------
A. This Agreement is effective as of 12:01 a.m. Eastern Standard Time, on the EFFECTIVE DATE.

B. Business covered by this Agreement includes VARIABLE ANNUITY CONTRACTS issued by the CEDING COMPANY that:

     (i) are among the CONTRACT TYPES identified by form number (and all state variations thereof) and which satisfy all the specifications contained in Schedule B-1;

     (ii) have assets invested only to the investment funds listed in Schedule B-2;

     (iii)are issued on and after the EFFECTIVE DATE but prior to the date determined in Section C (i) or (ii) below;

     (iv) are issued in accordance with the limits and rules described in Schedule C-1;

     (v) are in compliance with all of the other teens and provisions of this Agreement and Schedules; and

     (vi) are ACTIVE CONTRACTS.

C. Business covered by this Agreement does not include new VARIABLE ANNUITY CONTRACTS issued by the CEDING COMPANY on and after the earlier of (i) 11:59 p.m. Eastern Standard Time, on April 30, 2004 or (ii) the date that cumulative RETAIL ANNUITY PREMIUMS paid on ACTIVE CONTRACTS exceed the limit provided in schedule C-2.

D. CEDING COMPANY shall have the option of terminating this Agreement for new business, existing business, or both, immediately upon an order appointing a receiver, conservator or trustee for management of REINSURER is entered or a proceeding is commenced for rehabilitation, liquidation, supervision or conservation of REINSURER.

     CEDING COMPANY may recapture immediately all ceded benefits upon written notice to REINSURER, its receiver, conservator, or trustee, thereby releasing REINSURER, its receiver, conservator or trustee from all liability with respect to business ceded pursuant to this Agreement. REINSURER agrees to notify CEDING COMPANY promptly upon receipt of an order appointing a receiver, conservator or trustee for management of REINSURER. For any business for which the CEDING COMPANY does not terminate the effect of this Agreement as permitted to do so pursuant to this paragraph, the liability of REINSURER shall continue with respect to such business.

E. REINSURER shall have the option of terminating this Agreement for new business, existing business or both upon providing 60 days written notice to CEDING COMPANY (in which REINSURER will identify whether termination applies to new business, existing business or both) upon the occurrence of any of the following:

     1. CEDING COMPANY fails to provide any timely submission of data in accordance with Schedule F. If, during the 60 days following this notification, REINSURER receives all data submissions in arrears, the notice of termination shall be deemed withdrawn.

     2. CEDING COMPANY fails to pay MONTHLY REINSURANCE PREMIUM on or before the REMITTANCE DATE. If REINSURER receives all MONTHLY REINSURANCE PREMIUM in arrears, including interest calculated in accordance with paragraph F of this Article, within the 60 day notice period, the notice of termination shall be deemed withdrawn.

     Upon termination in accordance with this paragraph, subject to the terms and conditions of this Agreement, as of the close of the last BUSINESS DAY of this 60 day notice period, REINSURER' S liability for all business terminated in accordance with such notice will terminate.

F. Notwithstanding termination of reinsurance as provided herein, CEDING COMPANY shall continue to be liable to REINSURER for all unpaid MONTHLY REINSURANCE PREMIUM earned by REINSURER under this Agreement, and REINSURER shall continue to be liable to CEDING COMPANY for all unpaid GMDB CLAIMS and EEB CLAIMS to the extent due under this Agreement as of the effective date of termination. Any such net amounts due from either party shall be subject to an annual interest charge equal to the 3 month LIBOR rate as of the REMITTANCE DATE as published in the Wall Street Journal, plus 1.00%, applied daily as rate/365. Interest shall be assessed from the REMITTANCE DATE for MONTHLY REINSURANCE PREMIUM or the REIMBURSEMENT DATE for GMDB CLAIMS and EEB CLAIMS until the date paid.

G. REINSURER will have the right to take up to a 10% quota share (amount to be determined by REINSURER) of CEDING COMPANY'S traditional life reinsurance ceded at such time that CEDING COMPANY elects to accept new reinsurance bids on new life insurance policies until the date determined by Section C of ARticle III, provided that REINSURER agrees to meet the terms of the lowest bid of any other reinsurer that is awarded at least a

     10% quota share fo the same business.

ARTICLE IV - AUTOMATIC PROVISIONS
---------------------------------
A. On or after the EFFECTIVE DATE of this Agreement, CEDING COMPANY shall automatically cede and REINSURER shall automatically accept a Quota Share percentage, as provided in Schedule E, with respect to the CEDING COMPANY'S liability for the GMDB CLAIMS for each ACTIVE CONTRACT reinsured under this Agreement as provided in this Article.

B.   (1) This Agreement covers only the liability for GMDB CLAIMS and EEB
     CLAIMS paid under VARIABLE ANNUITY CONTRACT forms or benefit rider forms that were reviewed and approved by REINSURER prior to their issuance. Approved Benefit rider forms and contract forms, as supplemented by additional materials, are listed on Schedule B-1. REINSURER shall have no liability with respect to any new or revised contract form or benefit rider form not so approved unless and until REINSURER has reviewed and expressly approved such form in writing. CEDING COMPANY shall provide prior written notice to REINSURER of a request for such approval together with a copy of the new or revised contract form or rider form, and a revised Schedule B-1. REINSURER will approve or disapprove any new or revised contract forms or benefit rider forms within 30 days of the date it receives notification and copies thereof; provided, however, that such forms are deemed disapproved unless the REINSURER'S written approval is submitted within such time period. Notice of disapproval will not affect VARIABLE ANNUITY CONTRACTS issued under Schedule B-1, including amendments to Schedule B-1 that were previously approved by REINSURER.

     (2) Moreover, REINSURER shall have no liability with respect to any contract form or benefit rider form if funds have been deleted from the form as approved by the REINSURER. REINSURER shall be liable with respect to such form only after REINSURER has reviewed and expressly approved any such fund deletion in writing. CEDING COMPANY shall provide prior written notice to REINSURER of a request for such approval together with a copy of the new or revised contract form or rider form, and a revised Schedule B-1. REINSURER will approve or disapprove any new or revised contract forms or benefit rider forms within 30 days of the date it receives notification and copies thereof; provided, however, that such forms are deemed disapproved unless the REINSURER'S written approval is submitted within such time period. Notice of disapproval will not affect VARIABLE ANNUITY CONTRACTS issued under Schedule B-1, including amendments to Schedule B-1 that were previously approved by REINSURER.

C. This Agreement covers only the liability for GMDB CLAIMS and EEB CLAIMS paid under VARIABLE ANNUITY CONTRACTS invested in investment funds listed on Schedule B-2. REINSURER shall have no liability with respect to any new or revised investment fund not so approved unless REINSURER has reviewed and expressly approved such fund in writing. CEDING COMPANY shall provide prior written notice to

     REINSURER of a request for such approval together with a copy of the new or revised investment fund, and a revised Schedule B-2. REINSURER will approve or disapprove any new or revised investment funds within 30 days of the date it receives notification and copies thereof; provided, however, that such funds are deemed disapproved unless the REINSURER'S written approval is submitted within such time period. Notice of disapproval will not affect VARIABLE ANNUITY CONTRACTS issued under Schedule B-1, including amendments to Schedule B-2 that were previously approved by REINSURER.

D. Notwithstanding Paragraphs B and C above, CEDING COMPANY must notify REINSURER in advance of any upcoming changes to the policy form, contract, or prospectus which may affect VARIABLE ANNUITY CONTRACTS reinsured under this Agreement. REINSURER will determine whether such changes require a modification to this Agreement within 30 days of the date it receives notification. REINSURER shall have no liability with respect to any proposed change to the policy form, contract, or prospectus which may affect VARIABLE ANNUITY CONTRACTS reinsured under this Agreement unless and until REINSURER has agreed in writing to be bound with respect to such change and, where REINSURER concludes that an Amendment to this Agreement is required, such Amendment is effected by the parties hereto.

E. The issue age limits and the total RETAIL ANNUITY PREMIUMS per life must fall within the automatic limits as shown in Schedule C-1, unless an exception is permitted by mutual written agreement between the parties. CEDING COMPANY shall provide prior written notice to REINSURER of any changes in its published limits and rules identified on Schedule C-1, and REINSURER shall have no liability with respect to revised limits and rules unless and until REINSURER provides written notice to CEDING COMPANY that such revised limits and rules are acceptable.

ARTICLE V - PREMIUM ACCOUNTING
------------------------------
A. On or before the REMITTANCE DATE, CEDING COMPANY shall forward to REINSURER its statement of account and data requirements as set forth in Schedule F together with its remittance of the MONTHLY REINSURANCE PREMIUM as shown therein, as well as any premium adjustments from the prior period.

B. If the MONTHLY REINSURANCE PREMIUM is not paid by CEDING COMPANY on or before the REMITTANCE DATE, interest calculated in accordance with Article III, paragraph F will be assessed from the REMITTANCE DATE until the date such unpaid MONTHLY REINSURANCE PREMIUM is paid in full to REINSURER.

C. If any MONTHLY REINSURANCE PREMIUM amounts due hereunder cannot be determined by the REMITTANCE DATE, CEDING COMPANY shall have 30 days to determine the appropriate MONTHLY REINSURANCE PREMIUM amount and remit such amount to REINSURER with interest, from the REMITTANCE DATE to the date of payment, calculated in accordance with Article Ill, paragraph F.

ARTICLE VI - REINSURANCE CLAIM SETTLEMENT
-----------------------------------------
A. REINSURER shall at no time be responsible for any obligation of CEDING COMPANY to any party under any VARIABLE ANNUITY CONTRACT issued by CEDING COMPANY.

B. On or before the REMITTANCE DATE, CEDING COMPANY shall forward to REINSURER its statement of account and data requirements as set forth in Schedule F, together with its request for reimbursement for GMDB CLAIMS and EEB CLAIMS as shown therein. If requested by REINSURER, CEDING COMPANY shall promptly provide REINSURER with proof of claim, proof of claim payment and any other claim documentation identified by REINSURER, in accordance with Schedule F.

C. If GMDB CLAIMS and EEB CLAIMS are not paid by the REIMBURSEMENT DATE interest calculated in accordance with Article III, paragraph F will be assessed from the REIMBURSEMENT DATE and will continue until the GMDB CLAIMS and EEB CLAIMS are paid in full.

D. Notwithstanding any other provision of this Agreement, the REINSURER'S total liability under this Agreement shall not exceed (1) in connection with any single life, the PER LIFE CLAIM LIMIT; and (2) for ANNUAL REINSURANCE CLAIMS, the ANNUAL AGGREGATE CLAIM LIMIT.


ARTICLE VII - RESERVES
----------------------
A. REINSURER will establish and hold a reserve in connection with the reinsurance provided under this Agreement, which will satisfy the requirements of the insurance regulatory requirements of the state of domicile of the CEDING COMPANY (the "Domiciliary State"), as in effect on the EFFECTIVE DATE.

B. Additional reserves requested by CEDING COMPANY may be established by REINSURER and secured by a trust or a letter of credit. An additional reinsurance premium will be required annually and will be equal to [*] multiplied by the additional reserve amount established.

C. With respect to the reserve so established, REINSURER will comply with the provisions of insurance law of the Domiciliary State relating to reinsurance credit for non-authorized reinsurers as in effect on the EFFECTIVE DATE, including providing security to enable the CEDING COMPANY to qualify for such reserve credit through the issuance of letters of credit or otherwise, at the REINSURER'S expense.

ARTICLE VIII - LITIGATION
-------------------------
In the event of any legal action brought against CEDING COMPANY relating to any VARIABLE ANNUITY CONTRACT that is reinsured in accordance with the terms and conditions of this Agreement, CEDING COMPANY shall provide to the REINSURER written notice thereof, including a copy of the complaint and/or all other pleadings and correspondence relating to such legal action within 20 BUSINESS DAYS after CEDING COMPANY'S receipt thereof.

ARTICLE IX - ACCESS TO RECORDS: CONFIDENTIALITY
-----------------------------------------------
A. The REINSURER, or its duly authorized representatives, shall have access at any reasonable time during regular business hours, to all records of the CEDING COMPANY, including the right to photocopy and retain copies of documents that reasonably pertain in any way to this Agreement. Books and records shall be maintained in accordance with prudent standards of insurance company record keeping and must be retained for a period of at least three (3) years after the final settlement date. Within one hundred and fifty (150) days following the end of each calendar year, the CEDING COMPANY and the REINSURER shall provide each other with copies of their respective audited financial statements.

B. The CEDING COMPANY and the REINSURER may come into the possession or knowledge of Confidential Information of the other in fulfilling obligations under this Agreement. Each party agrees to hold such Confidential Information in the strictest confidence and to take all reasonable steps to ensure that Confidential Information is not disclosed in any form by any means by each of them or by any of their employees to third parties of any kind, other than attorneys, accountants, reinsurance intermediaries, consultants or retrocessionaires having an interest in such information, except by advance written authorization by an officer of the authorizing party; provided, however, that either party will be deemed to have satisfied its obligations as to the Confidential Information by protecting its confidentiality in the same manner that the party protects its own proprietary or confidential information of like kind, which shall be at least a reasonable manner.
     Subject to the exclusion provided in Paragraph C, below, "Confidential Information" means:
     (1.) any information or knowledge about each party's products, processes, services, finances, customers, research, computer programs, marketing and business plans and/or claims management practices; and (2.) any medical or other personal, individually identifiable information about people or business entities with whom each party does business, including customers, prospective customers, vendors, suppliers, individuals covered by insurance plans, and each party's producers and employees; and (3.) records provided pursuant to Paragraph A, above.

C. Notwithstanding the definition of "Confidential Information" provided in Paragraph B, above, Confidential Information does not include information that
     (1.) is generally available to or known by the public; or

     (2.) is disclosed pursuant to written authorization of an officer of the disclosing party; or
     (3.) is disclosed pursuant to operation of law (including without limitation the lawful requirement of a governmental agency), provided (a) the non-disclosing party is given reasonable prior notice to enable it to seek a protective order, and (b) the disclosing party discloses only that information which, in the reasonable judgment of its counsel, is required to be disclosed; or
     (4.) has been lawfully obtained or developed by either party (a) independently or from any source other than the other party (provided that such source is not bound by a duty of confidentiality to such other party), and (b) not in violation of this Agreement.

D. If either the CEDING COMPANY or the REINSURER discloses Confidential Information to interested parties such as, but not limited to, attorneys, accountants, reinsurance intermediaries, consultants or retrocessionaires having an interest in such information, such interested parties shall also be bound by this Article's provisions on disclosing Confidential Information. The CEDING COMPANY or the REINSURER must inform the interested party of the provisions of this Article and agree to ensure that the interested parties honor the provisions.

E.   This Article expires 3 year after the TERMINATION DATE.

ARTICLE X - UNINTENTIONAL ERRORS, MISUNDERSTANDINGS OR OMISSIONS
----------------------------------------------------------------
It is expressly understood and agreed that if failure to comply with any terms of this Agreement is hereby shown to be the result of an unintentional error, misunderstanding or omission, on the part of either CEDING COMPANY or REINSURER, both CEDING COMPANY and REINSURER, will be restored to the position they would have occupied, had no such error, misunderstanding or omission occurred, subject always to the correction of the error, misunderstanding or omission.

ARTICLE XI - CURRENCY
---------------------
All retentions and limits hereunder, and all monetary data elements as described in Schedule F, are expressed in United States dollars and all premium and claim payments shall be made in United States dollars.

ARTICLE XII - INSOLVENCY
------------------------

A. In the event of insolvency of CEDING COMPANY, any net GMDB CLAIMS and EEB CLAIMS due CEDING COMPANY, after offset for REINSURANCE PREMIUM due REINSURER as described in Article XIV, will be payable directly by REINSURER to CEDING COMPANY or to its liquidator, receiver, conservator or statutory successor on the basis of REINSURER'S liability to CEDING COMPANY without diminution because of the insolvency of CEDING COMPANY, or because the liquidator, receiver, conservator or statutory successor of CEDING COMPANY has failed to pay all or a portion of any claim.

B. In the event of insolvency of CEDING COMPANY, the liquidator, receiver, or statutory successor will, within reasonable time after the claim is filed in the insolvency proceeding, give written notice to REINSURER of all pending claims against CEDING COMPANY on any VARIABLE ANNUITY CONTRACTS reinsured. While a claim is pending, REINSURER may investigate and interpose, at its own expense, in the proceedings where the claim is adjudicated, any defense or defenses that it may deem available to CEDING COMPANY or its liquidator, receiver, or statutory successor. The expense incurred by REINSURER will be chargeable, subject to court approval against CEDING COMPANY as part of the expense of liquidation to the extent of a proportionate share of the benefit that may accrue to CEDING COMPANY solely as a result of the defense undertaken by REINSURER. Where two or more reinsurers are participating in the same claim and a majority in interest elects to interpose a defense or defenses to any such claim, the expense will be apportioned in accordance with the terms of the reinsurance agreement as though such expense had been incurred by CEDING COMPANY.

ARTICLE XIII - ARBITRATION
--------------------------
A. Any dispute between the parties arising out of or in connection with this Agreement including its formation and validity, whether such dispute arises before or after the termination of this Agreement, shall be submitted to arbitration upon the written request of either party. Unless the parties agree upon a single arbitrator, within 30 days of one party receiving a written request from the other for arbitration, the claimant (the party requesting arbitration) shall appoint an arbitrator and give written notice thereof to the respondent (the party receiving the request for arbitration). Within 30 days of receiving such notice, the respondent shall appoint the second arbitrator and give notice thereof to the claimant, failing which the claimant may apply to the President, for the time being, of the Chartered Institute of Arbitrators, Bermuda Branch to nominate an arbitrator on behalf of the respondent. The two arbitrators shall select a third arbitrator within 30 days of the appointment of the second arbitrator. If the two arbitrators fail to agree on the selection of the third arbitrator within 30 days of the appointment of the second arbitrator, each arbitrator shall submit to the other a list of three candidates, each arbitrator shall select one name from the list submitted by the other and the third arbitrator shall be selected from the two names chosen by a lot drawing procedure to be agreed upon by the arbitrators, failing which agreement the third arbitrator shall be chosen by the President, for the time being, of the Chartered Institute of Arbitrators, Bermuda Branch.

B. Unless the parties otherwise agree, the arbitrators shall be present or former officers of life insurance or reinsurance companies other than the contracting companies or affiliates thereof. The three arbitrators shall decide by majority. If no majority can be reached, the verdict of the third arbitrator, who shall act as chairman of the tribunal, shall prevail.

C. The arbitration tribunal shall have power to fix all procedural rules for the holding of the arbitration including discretionary power to make orders as to matters which it may consider proper in the circumstances of the case including pleadings, discovery, inspection of documents, examination of witnesses and any other matter whatsoever relating to the conduct of the arbitration and may receive and act upon such evidence whether oral or written strictly admissible or not as it shall in its discretion think fit. The panel will be relieved of all judicial formality and will not be bound by rules of procedure and evidence. The panel will interpret this Agreement as an honorable engagement rather than merely as a legal obligation and will make its decision based upon the custom and practice of the insurance and reinsurance business following the termination of the hearings. Judgment upon the award may be entered in any court having jurisdiction thereof. The panel is empowered to grant interim relief as it may deem appropriate.

D. The decision of the arbitration panel shall be in writing and shall be final and binding on both parties. The arbitration panel may, at its discretion, award costs and expenses, as it deems appropriate, including, but not limited to, attorneys' fees, and interest. In the absence of a decision to the contrary by the arbitration panel, each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the third arbitrator and of the arbitration.

E. The seat of the arbitration shall be in Bermuda.

ARTICLE XIV - OFFSET
--------------------
Either party shall have, and may exercise at any time the right to offset any balance or amounts whether on account of premiums, or on account of claims or otherwise, due from one party to the other under the terms of this Agreement.

ARTICLE XV - MISCELLANEOUS
--------------------------
A. This Agreement means the text hereof, the Schedules and any Amendments effected in accordance with this paragraph. The Agreement constitutes the entire statement of agreement between the parties with regard to the subject matter hereof. There are no other understandings or agreements between the parties regarding the contracts reinsured other than as expressed in this Agreement. Any changes or additions to this Agreement must be effected by means of a written amendment that has been signed by both parties.

B. Notwithstanding the termination of this Agreement as provided herein, its provisions will continue to apply hereunder to the end that all obligations and liabilities incurred by each party hereunder will be fully performed and discharged.

C. If any provision of this Agreement should be rendered invalid, illegal or unenforceable, the parties will renegotiate the Agreement in good faith to cure such invalid, illegal or unenforceable provision. If such negotiations are unsuccessful to resolve the matter, then (i) such invalid, illegal or unenforceable provision will be deleted from the Agreement, (ii) to the maximum extent permitted by law, such invalidity, illegality or unenforceability will not affect any other provisions of this Agreement and (iii) this Agreement will be construed to give effect to the remaining provisions hereof to carry out its original intent.

ARTICLE XVI - GOVERNING LAW
---------------------------
This Agreement shall be governed by and construed in accordance with the laws of the state of Bermuda.

ARTICLE XVII - NOTICES
----------------------
A All notices required to be given hereunder shall be in writing and shall be deemed delivered if personally delivered, sent via reputable overnight carrier, facsimile with proof of successful transmission, or dispatched by certified or registered mail, return receipt requested, postage prepaid, addressed to the parties as follows:

         Ameritas Variable Life Insurance Company
         P.O. Box 82550

         Lincoln, NE 68501-2550
         Attention: Thomas P. McArdle
         Phone: (402) 467-7786
         Facsimile: (402) 325-4180

         Chief Financial Officer
         ACE Tempest Life Reinsurance Ltd.
         The ACE Building, 30 Woodbourne Avenue
         Hamilton, HM 08 Bermuda
         Phone: (441) 298-9532                Fax: (441) 295-2888

B. Notice shall be deemed given on the date it is received in accordance with the foregoing. Any party may change the address to which to send notices by notifying the other party of such change of address in writing in accordance with the foregoing.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed in duplicate on the dates indicated to be effective as of the date specified above.

ACE Tempest Life Reinsurance Ltd.      Ameritas Variable Life Insurance Company

By    /s/ Ari Lindner                  By   /s/  Russell J. Wiltgen
      ------------------------------        -------------------------------
Name      Ari Lindner                  Name      Russell J. Wiltgen
      ------------------------------        -------------------------------
Title     SVP and Chief Life Officer   Title     VP - IPM
      ------------------------------        -------------------------------
Date      Jan. 22, 2004                Date      Jan 27, 2004
      ------------------------------        -------------------------------

ATTEST:                                ATTEST:

By    /s/ Henry Yi                     By     /s/  Marty L. Johnson
      ------------------------------          -------------------------------
Name      Henry Yi                     Name        Marty L. Johnson
      ------------------------------          -------------------------------
Title     AVP & LIfe Actuary           Title       VP
      ------------------------------          -------------------------------
Date      1/22/04                      Date        1/29/04
      ------------------------------          -------------------------------

                                              SCHEDULE A-1
                                              ------------
             Description of Guaranteed Minimum Death Benefit (GMDB), Earnings Enhancement Benefit
                                                  (EEB)
                                for CONTRACT TYPES listed in Schedule B-1
"Periodic Step-Up" GMDB           Annual ratchet GMDB frozen at the contract anniversary
                                  preceding attainment of age 81. GMDB for attained ages 81-85 is the GMDB on the 80th birthday adjusted for subsequent
                                  premiums and withdrawals. GMDB after the 85th birthday is the standard death benefit (Return of Premium or Account Value, if greater). GMDB is reduced proportionally (based on Account
                                  Value) for any partial withdrawals.

"5% Roll-up" GMDB                 5% roll-up GMDB frozen at the contract anniversary preceding attainment of age 81. GMDB for attained ages 81-85 is the
                                  GMDB on the 80th birthday adjusted for subsequent
                                  premiums and withdrawals. GMDB after the 85th birthday is the standard death benefit (Return of Premium or Account Value, if greater). GMDB is reduced proportionally (based on Account
                                  Value) for any partial withdrawals.

"Greater of" GMDB                 Greater of annual ratchet GMDB frozen at the contract
                                  anniversary preceding attainment of age 81 and 5% roll-up
                                  GMDB frozen at the contract aniversary preceding attainment of age 81. GMDB for attained ages 81-85 is the GMDB on the
                                  80th birthday adjusted for subsequent premiums withdrawals.
                                  GMDB after the 85th birthday is the standard death benefit
                                  (Return of Premium or Account Value, if greater). GMDB is
                                  reduced proportionally (based on Account Value) for any partial withdrawals.

"Estate Protection Benefit"       40% of fund growth. Claim is limited to 40% of net purchase
EEB                               payments. This benefit includes a "low water mark" feature under which the value of "net premiums" for the purpose of the claim calculation is reset annually to the lower of the account value on the policy anniversary and the actual net premiums.

                                                                              17

"Expanded Estate Protection       40% of fund growth plus transfer percentage multiplied by
Benefit" EEB                      transfer premium. Transfer percentage differs by years since receipt of transfer premium (starts at 4% in year 1 and increases by 4% each year to a maximum of 20% in years 5+). Claim is limited to 40% of net purchase payments. This benefit includes a
                                  "low water mark" feature under which the value of "net
                                  permiums" for the purpose of the claim calculation is reset annually to the lower of the account value on the policy
                                  anniversary and the actual net premiums.

GMDB and EEB benefits are fully defined in the prospectus and related materials.

                                  SCHEDULE B-1
                                  ------------

                 CONTRACT TYPES reinsured under this Agreement

Contract Description               Form Number          Issue Dates
--------------------               -----------          -----------

Ameritas Variable Life Insurance Company
 Medley                            4888                 May 1, 2002*
      Benefit Rider Forms with Medley
Value+ Option                      VP 4901              May 1, 2002
GMDB - Periodic Step-Up            GMDB 4902 Rev. 2-01  May 1, 2002
GMDB - 5% Roll-Up                  GMDB 4903            May 1, 2002
GMDB - Periodic Step-Up            GMDB 4904            May 1, 2002
EEB - Estate Protection Benefit    EPB 4901             May 1, 2002
EEB - Expanded Estate
       Protection Benefit          EEPB 4902            May 1, 2002

* An inforce Medley policy which elected the EPB 4901 or the EEPB 4902 riders within 60 days of the introduction of the riders (or state approval if later) will be covered under this treaty.

Only policies that have elected either the Value+ Option in conjunction with a GMDB Type and/or an EEB Type will be covered under this reinsurance agreement. Value+ Option is fully defined in the prospectuses and contracts.

                                  SCHEDULE B-2
                                  ------------
Investment Funds under CONTRACT TYPES Reinsured under this Agreement
                                              Medley (5/01/02)
FIXED ACCOUNT
LOANED AMOUNT
ALGER
   Alger American Balanced
   Alger American Leveraged AllCap
AMERICAN CENTURY
   VP Income & Growth
AMERITAS PORTFOLIOS
   Ameritas Core Strategies                    effective 11/1/03
   Ameritas Emerging Growth                    through 10/31/03
   Ameritas Growth
   Ameritas Growth With Income                 through 10/31/03
   Ameritas Income & Growth
   Ameritas Index 500
   Ameritas MidCap Growth
   Ameritas Money Market
   Ameritas Research                           through 10/31/03
   Ameritas Select
   Ameritas Small Capitalization
   Ameritas Small Company Equity
CALVERT PORTFOLIOS
   CVS Income
   CVS Social Balanced
   CVS Social Equity
   CVS Social International Equity
   CVS Social Mid Cap Growth
   CVS Social Small Cap Growth
DREYFUS
   MidCap Stock - Service Shares               effective 5/1/03
FIDELITY
   VIP Asset Manager
   VIP Asset Manager: Growth
   VIP Contrafund
   VIP Equity-Income
   VIP Growth
   VIP High Income
   VIP Investment Grade Bond
   VIP Overseas
INVESCO FUNDS
   VIF- Dynamics
MFS
   New Discovery
   Strategic Income
                                                                              20

   Utilities
MORGAN STANLEY - referred to as VAN KAMPEN effective 5/1/03
   Emerging Markets Equity -      renamed Emerging Markets Equity -Class I effective 5/1/03
   Global Value Equity     -      renamed Global Value Equity - Class I effective 5/1/03
   International Magnum    -      renamed International Magnum - Class I effective 5/1/03
   U.S. Real Estate        -      renamed U.S. Real Estate - Class I effective 5/1/03
SALOMON BROTHERS
   Variable Capital        -      renamed Variable All Cap effective 5/1/03

SUMMIT PINNACLE SERIES
   Nasdaq-100 Index
   Russell 2000 Small Cap Index S&P
   MidCap 400 Index
THIRD AVENUE
   Third Avenue Value

                                  SCHEDULE C-1
                                  ------------
                       Limits and Rules of CEDING COMPANY

1)   CEDING COMPANY will determine the GMDB CLAIM (if any) and EEB CLAIM (if any)for each VARIABLE ANNUITY CONTRACT within seven (7) working days of receipt of due proof of death and all claim forms required under the VARIABLE ANNUITY CONTRACTS.

2) RETAIL ANNUITY PREMIUMS shall not exceed [*] unless the CEDING COMPANY has granted prior written approval to some other limit.

3) Valid VARIABLE ANNUITY CONTRACT issue ages are 0 through 70 for policies that elect the optional GMDB riders (0 through 80 for contracts that elect the optional Estate Protection Benefit or Expanded Estate Protection Benefit riders).

                                  SCHEDULE C-2
                                  ------------
                          Limits and Rules of REINSURER

1) The limitation on RETAIL ANNUITY PREMIUM (the "Premium Maximum") for any VARIABLE ANNUITY CONTRACT is provided in Schedule C-1. If a VARIABLE ANNUITY CONTRACT has a RETAIL ANNUITY PREMIUM in excess of the Premium Maximum, and the CEDING COMPANY does not receive written approval from the REINSURER for such excess amount, then the REINSURER'S Quota Share as provided in Schedule E will be proportionally reduced as described in Schedule E.

2) The REINSURER'S liability cannot be increased as a result of CEDING COMPANY'S actions with respect to contested claims.

3) The REINSURER will not be liable for extra contractual damages (whether they constitute compensatory damages, statutory penalties, exemplary or punitive damages) which are awarded against the CEDING COMPANY unless the REINSURER provided written consent to the action or inaction of the CEDING COMPANY which resulted in the imposition of extra contractual damages.

4) For purposes of Article III, paragraph C (ii), the limit on cumulative RETAIL ANNUITY PREMIUMS is [*] multiplied by the REINSURER'S Quota Share as provided in Schedule E.

5) RETAIL ANNUITY PREMIUMS paid under reinsured ACTIVE CONTRACTS after the date provided in Article III, paragraph C will continue to be subject to this Agreement.

6) Any VARIABLE ANNUITY CONTRACT under which a spousal continuation occurs will continue to be subject to this Agreement if the re-registration occurs before the date provided in Article III, paragraph C (ii).

7) REINSURER'S liability is restricted to VARIABLE ANNUITY CONTRACTS issued in the United States of America.

                                   SCHEDULE D
                                   ----------
                            REINSURANCE PREMIUM RATE

The Annual REINSURANCE PREMIUM RATE is expressed below in basis points (0.0001):

--------------------------------------------------------------------------------
       BENEFIT Type                Issue Ages           Annual Reinsurance
                                                    Premium Rate (basis points)
------------------------------ -------------------- ----------------------------
------------------------------ -------------------- ----------------------------
   "Periodic Step-Up" GMDB            0-70                      [*]
------------------------------ -------------------- ----------------------------
       "5% Roll-up" GMDB              0-70                      [*]
------------------------------ -------------------- ----------------------------
       "Greater of" GMDB              0-70                      [*]
------------------------------ -------------------- ----------------------------
------------------------------ -------------------- ----------------------------
"Periodic Step-Up" GMDB with
EPB Rider                             0-70                      [*]
------------------------------ -------------------- ----------------------------
"5% Roll-up" GMDB with EPB
Rider                                 0-70                      [*]
------------------------------ -------------------- ----------------------------
"Greater of" GMDB with EPB
Rider                                 0-70                      [*]
------------------------------ -------------------- ----------------------------
------------------------------ -------------------- ----------------------------
"Periodic Step-Up" GMDB with
EEPB Rider                            0-70                      [*]
------------------------------ -------------------- ----------------------------
"5% Roll-up" GMDB with EEPB
Rider                                 0-70                      [*]
------------------------------ -------------------- ----------------------------
"Greater of" GMDB with EEPB
Rider                                 0-70                      [*]
------------------------------ -------------------- ----------------------------
------------------------------ -------------------- ----------------------------
         EPB Rider                    0-70                      [*]
------------------------------ -------------------- ----------------------------
         EPB Rider                   78-80                      [*]
------------------------------ -------------------- ----------------------------
------------------------------ -------------------- ----------------------------
        EEPB Rider                    0-70                      [*]
------------------------------ -------------------- ----------------------------
        EEPB Rider                   78-80                      [*]
------------------------------ -------------------- ----------------------------

Subject to the terms and conditions of this Agreement, the REINSURANCE PREMIUM RATE is guaranteed for all ACTIVE CONTRACTS reinsured under this Agreement.

                                   SCHEDULE E
                                   ----------
                             REINSURER'S Quota Share

1) For each VARIABLE ANNUITY CONTRACT under which aggregate RETAIL ANNUITY PREMIUMS are equal to or less than [*], REINSURER accepts a 100% Quota Share of the GMDB CLAIMS described in this Agreement, subject to the limits and other terms and conditions described herein.

2) For each VARIABLE ANNUITY CONTRACT under which aggregate RETAIL ANNUITY PREMIUMS are equal to or less than [*], REINSURER accepts a 100%
     Quota Share of the EEB CLAIMS described in this Agreement, subject to the limits and other terms and conditions described herein.

3) For each VARIABLE ANNUITY CONTRACT for which aggregate RETAIL ANNUITY PREMIUMS are in excess of [*], and where the CEDING COMPANY has not received written approval to include such excess amount, the REINSURER'S Quota Share percentages shown above shall be reduced by multiplying the Reinsurer's respective Quota Share percentages by a fraction, the numerator of which is [*] and the denominator of which is the aggregate RETAIL ANNUITY PREMIUMS

                                   SCHEDULE F
                                   ----------
                 Monthly Reporting Format and Data Requirements
                 ----------------------------------------------
Seriatim Report to be prepared monthly by CEDING COMPANY and delivered to
REINSURER:

--------------------------------------------------------------------------------------------------------
                     Field                                                 Comments
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
               Report Date                                                 YYYYMMDD
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
     Policy Number or Contract Number
--------------------------------------------------------------------------------------------------------
            Policy Issue Date                                             YYYYMMDD
--------------------------------------------------------------------------------------------------------
            Policy Tax Status                               Q or N (Qualified or Non-qualified)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                  Annuitant Sex                                           M or F
--------------------------------------------------------------------------------------------------------
              Annuitant Date of Birth                                    YYYYMMDD
--------------------------------------------------------------------------------------------------------
            Annuitant Social Security #
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                Joint Annuitant Sex                                       M or F
--------------------------------------------------------------------------------------------------------
       Joint Annuitant Date of Birth                                     YYYYMMDD
--------------------------------------------------------------------------------------------------------
         Joint Annuitant Social Security #
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                   Owner Sex                                              M or F
--------------------------------------------------------------------------------------------------------
               Owner Date of Birth                                       YYYYMMDD
--------------------------------------------------------------------------------------------------------
              Owner Social Security #
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                Joint Owner Sex                                           M or F
--------------------------------------------------------------------------------------------------------
            Joint Owner Date of Birth                                    YYYYMMDD
--------------------------------------------------------------------------------------------------------
           Joint Owner Social Security #
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
   Return of Premium Death Benefit Value                              If applicable
--------------------------------------------------------------------------------------------------------
            Reset Death Benefit Value                                 If applicable
--------------------------------------------------------------------------------------------------------
           Ratchet Death Benefit Value                                If applicable
--------------------------------------------------------------------------------------------------------
           Roll-up Death Benefit Value                                If applicable
--------------------------------------------------------------------------------------------------------
   Guaranteed Minimum Death Benefit Value                             Greatest of above
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
           Current Account Value
--------------------------------------------------------------------------------------------------------
           Current Death Benefit                                     Greater of AV and GMDB
--------------------------------------------------------------------------------------------------------
         Current GMDB Net Amount At Risk                                Max (O,GMDB-AV)
--------------------------------------------------------------------------------------------------------
         Current EEB Net Amount At Risk
--------------------------------------------------------------------------------------------------------
        Relevant Life for GMDB Claim                            A or 0 (Annuitant / Owner)
--------------------------------------------------------------------------------------------------------
             GMDB Claim Trigger                            1 or 2 (First to die / Second to die)
--------------------------------------------------------------------------------------------------------

                                                                              26

                Reporting Requirements (continued)
                ----------------------------------
--------------------------------------------------------------------------------------------------------
                    Field                                                     Comments
--------------------------------------------------------------------------------------------------------
         Relevant Life for EEB Claim
--------------------------------------------------------------------------------------------------------
             EEB Claim Trigger                                   1 or 2 (First to die / Second to die)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
       Value in Aggressive Growth Funds
--------------------------------------------------------------------------------------------------------
           Value in Balanced Funds
--------------------------------------------------------------------------------------------------------
        Value in Corporate Bond Funds
--------------------------------------------------------------------------------------------------------
        Value in Government Bond Funds
--------------------------------------------------------------------------------------------------------
            Value in Growth Funds
--------------------------------------------------------------------------------------------------------
       Value in Growth and Income Funds
--------------------------------------------------------------------------------------------------------
        Value in High Yield Bond Funds
--------------------------------------------------------------------------------------------------------
      Value in International Bond Funds
--------------------------------------------------------------------------------------------------------
      Value in International Stock Funds
--------------------------------------------------------------------------------------------------------
         Value in Money Market Funds
--------------------------------------------------------------------------------------------------------
           Value in Specialty Funds
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
           Value in General Account
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
               Termination Date                                               YYYYMMDD
--------------------------------------------------------------------------------------------------------
              Termination Reason                               A (Annuitization), D (Death), 0 (Other)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
          Total Number of Contracts                                     Split by Benefit Type
--------------------------------------------------------------------------------------------------------
             Total Account Value                              Split by Benefit Type, Age Band, and Fund
                                                                              Category
--------------------------------------------------------------------------------------------------------
               Total GMDB Value                              Split by Death Benefit Type, Age Band, and
                                                                           Fund Category
--------------------------------------------------------------------------------------------------------
               Total EEB Value                                  Split by Age Band and Fund Category
--------------------------------------------------------------------------------------------------------
        Total Reinsurance Premium Due
--------------------------------------------------------------------------------------------------------
              Total GMDB Claims
--------------------------------------------------------------------------------------------------------
              Total EEB Claims
--------------------------------------------------------------------------------------------------------
            Net Monthly Amount Due
--------------------------------------------------------------------------------------------------------

Claims Report to be prepared monthly by CEDING COMPANY and delivered to
REINSURER:

Seriatim Report Data as of the Date of Notification (the date that death related paperwork is submitted in full)

Date of Death
Date of Notification
Death Benefit Paid
Death Benefit Amount Paid in Excess of Account Value
EEB Amount Paid

1315015

                                                                              28